                                                                    Exhibit 99.1


           CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 7. Contingencies, of this Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees. Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, patent infringement, employment matters, claims for contribution and claims of competitors and distributors. Pending claims related to tobacco products generally fall within the following categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, (iii) health care cost recovery cases brought by governmental and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking and/or disgorgement of profits, and (iv) other tobacco-related litigation. Other tobacco-related litigation includes suits by former asbestos manufacturers seeking contribution or reimbursement for amounts expended in connection with the defense and payment of asbestos claims that were allegedly caused in whole or in part by cigarette smoking, class action suits alleging that the use of the terms "Lights" and "Ultra Lights" constitute deceptive and unfair trade practices, various antitrust suits and suits by foreign governments seeking to recover damages for taxes lost as a result of the allegedly illegal importation of cigarettes into their jurisdictions. Governmental plaintiffs in the health care cost recovery actions include the federal government, various cities and counties in the United States and certain foreign governmental entities. Non-governmental plaintiffs in these cases include union health and welfare trust funds ("unions"), Native American tribes, insurers and self-insurers, taxpayers and others.

The following lists certain of the pending claims included in these categories and certain other pending claims. Certain developments in these cases since May 14, 2001 are also described.

                          SMOKING AND HEALTH LITIGATION

The following lists the consolidated individual smoking and health cases as well as smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of August 1, 2001, and describes certain developments in these cases since May 14, 2001.

Consolidated Individual Smoking and Health Cases

In Re Tobacco Litigation (Individual Personal Injury cases), Circuit Court of Ohio County, West Virginia, consolidated January 11, 2000. In West Virginia all smoking and health cases alleging personal injury have been transferred to the state's Mass Litigation Panel. The transferred cases include individual cases and putative class actions. All pending individual cases as well as cases filed in or transferred to the court by September 8, 2000 are to be included in a single consolidated trial. Approximately 1,250 individual cases have been filed. The trial court's order provides for the trial to be conducted in two phases. The issues to be tried in phase one are "general liability issues common to all defendants including, if appropriate, defective product theory, negligence theory, warranty theory; and any other theories supported by pretrial development" as well as entitlement to punitive damages and a punitive damages multiplier. Pursuant to the court's order, the individual claims of the plaintiffs whose cases have been consolidated will be tried on an individual basis or "in reasonably sized trial groups" during the second phase of the trial. Trial is scheduled to begin in March 2002.

Flight Attendant Litigation

The settlement agreement entered into in the case of Broin, et al., v. Philip Morris Companies Inc., et al., permitted members of the purported class to bring individual suits as to their alleged injuries. As of August 1,

                                                                    Exhibit 99.1

2001, approximately 3,000 of these suits were pending in the Circuit Court of Dade County, Florida against PM Inc. and three other cigarette manufacturers. In October 2000, the court held that the flight attendants will not be required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages, if any, other than establishing that the plaintiffs' alleged injuries were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded. Defendants' appeal of the trial court's ruling is pending. To date, an estimated 17 such cases are scheduled for trial during 2001 and 2002.

Domestic Class Actions

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Eleventh Judicial Court, Dade County, Florida, filed May 5, 1994. See Note 7. Contingencies, for a discussion of this case.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Scott, et al. v. The American Tobacco Company, et al., District Court, Orleans Parish, Louisiana, filed May 24, 1996. The court granted plaintiffs' motion for class certification on behalf of Louisiana cigarette smokers seeking the creation of funds to pay the costs of monitoring the medical conditions of members of the purported class and providing them with smoking cessation programs. In May 2001, the trial court issued a trial plan that calls for adjudication of defendants' liability to the entire class based solely on evidence of the two class representatives and defendants appealed to the intermediate appellate court and the Louisiana Supreme Court seeking to vacate the trial plan. In June 2001, the appeals were denied. In July 2001, defendants filed a writ challenging the trial court's jury selection procedures with the intermediate appellate court. Trial of the case began in June 2001, and is currently underway.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996.

In Re Tobacco Litigation (Medical Monitoring cases) (formerly McCune, et al. v. The American Tobacco Company, et al.). Circuit Court, West Virginia, filed January 31, 1997. Trial of the case is scheduled for September 2001.

Muncie (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Canter (formerly Peterson), et al. v. The American Tobacco Company, et al., Circuit Court, First Circuit, Hawaii, filed February 6, 1997.

Selcer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Nevada, filed March 3, 1997. In July 2001, the court denied plaintiffs' motion for class certification.

Geiger, et al. v. The American Tobacco Company, et al., Supreme Court, Queens County, New York, filed April 30, 1997. In June 2001, the parties submitted a stipulation of dismissal of the case to the court.

Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texarkana Division, Texas, filed May 5, 1997. In May 2000, the trial court granted defendants' motion for judgment on the pleadings. Plaintiffs have appealed to the United States Court of Appeals for the Fifth Circuit.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

                                                                    Exhibit 99.1

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997. In April 2001, the court granted in part plaintiff's motion for class certification and certified a class comprised of residents of California who smoked at least one of defendants' cigarettes between June 1993 and April 2001 and who were exposed to defendants' marketing and advertising activities in California. Certification was granted as to plaintiff's claims that defendants violated California Business and Professions Code Sections 17200 and 17500. The court denied the motion as to plaintiff's claims under the California Consumer Legal Remedies Act. Defendants have filed a writ with the court of appeals challenging the trial court's class certification ruling.

Mahoney (formerly Fitz), et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997. Plaintiffs' motion for class certification is pending.

Guillory (formerly Denberg), et al. v. American Brands, Inc., et al., United States District Court, Northern District, Illinois, filed July 7, 1997. In May 2001, plaintiffs dismissed the case without prejudice.

Nwanze, et al. v. Philip Morris Companies Inc., et al., United States District Court, Southern District, New York, filed September 29, 1997. In June 2000, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiffs appealed to United States Court of Appeals for the Second Circuit. In April 2001, the Second Circuit affirmed the district court's decision, and in July 2001, the Second Circuit denied plaintiffs' petition for rehearing.

Badillo, et al. v. The American Tobacco Company, et al., United States District Court, Nevada, filed October 8,1997. In July 2001, the court denied plaintiffs' motion for class certification, and plaintiffs have asked the court to certify its ruling for interlocutory appeal to the United States Court of Appeals for the Ninth Circuit.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, Louisiana, filed November 12, 1997.

DiEnno v. Liggett Group, Inc., et al., United States District Court, Nevada, filed December 22, 1997. In July 2001, the court denied plaintiffs' motion for class certification.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al., Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

Daniels, et al. v. Philip Morris Companies Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998. In November 2000, the court granted the plaintiffs' motion for class certification with respect to defendants' alleged violation of the California Business and Professions Code ss.17200 on behalf of minor California residents who smoked at least one cigarette between April 1994 and December 1999. Defendants appealed the class certification ruling to the court of appeals and also sought interlocutory review by the California Supreme Court, both of which were denied. Trial is scheduled for May 2002.

Christensen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Nevada, filed April 3, 1998. In July 2001, the court denied plaintiffs' motion for class certification, and plaintiffs have asked the court to certify its ruling for interlocutory appeal to the United States Court of Appeals for the Ninth Circuit.

Cleary, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed June 3, 1998.

                                                                    Exhibit 99.1

Creekmore, et al. v. Brown & Williamson, et al., Superior Court, Bucombe County, North Carolina, filed July 31, 1998.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998.

Brown, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Pennsylvania, filed October 16, 1998. In May 2001, the United States Court of Appeals for the Third Circuit affirmed the district court's September 1999 ruling that dismissed the case.

Cypret (formerly Jones), et al. v. The American Tobacco Company, et al., Circuit Court, Jackson County, Missouri, filed December 22, 1998.

Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 9, 1999. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In November 2000, the court denied plaintiffs' motion for class certification, but indicated its intent to certify a class in Simon, et al., v. Philip Morris Incorporated, et al. (Simon
II).

Julian, et al. v. Philip Morris Companies Inc., et al., Circuit Court for Montgomery County, Alabama, filed April 14, 1999.

Decie, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed April 21, 2000. In September 2000, a putative class action was filed which purports to consolidate punitive damage claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed August 9, 2000 (not yet served). In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Vandermeulen, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Wayne County, Michigan, filed September 18, 2000.

Sims, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed May 23, 2001.

International Class Actions

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association, et al. v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., Nineteenth Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

                                                                    Exhibit 99.1

Fortin, et al. v. Imperial Tobacco Ltd., et al., Quebec Superior Court, Canada, filed on or about September 11, 1998.

Conseil Quebecois sur le Tabac v. RJR-Macdonald Inc., et al., Quebec Superior Court, Canada, filed November 20, 1998.

Associacao Cearense' de Defesa da Saude do Fumante e Ex-Fumante (ACEDESFE) v. Philip Morris Brazil, S.A., et al., Third Civil Court of the State of Ceara, Forteleza, Brazil, filed April 12, 1999. In February 2001, the case was dismissed.

Yabin Galidi, et al. v. Dubek Ltd., et al., Tel Aviv-Yaffo Region Court, Israel, filed July 12, 1999.

Ragoonanan, et al. v. Imperial Tobacco Limited, et al., Superior Court of Justice, Ontario, Canada, filed January 11, 2000.

Yas'ur, et al. v. Dubek Ltd., et al., Tel Aviv-District Court, Israel, filed November 22, 2000 (not yet served).

Asociacion Espanola de Laringectomizados y Multiados de la voz v. Altadis S.A. et al., Court of First Instance No. 5, Section 1, Barcelona, Spain, filed January 3, 2001.

Asociacion Vallisoletana de Laringectomizados v. Altadis S.A., et al., Court of First Instance, No. 9, Valadolid, Spain, filed on January 4, 2001.

Asociacion Viscaina de Laringectomizados v. Altadis S.A., et al., Court of First Instance No. 9, Bilbao, Spain, filed January 5, 2001.

Asociacion de Laringectomizados de Leon v. Altadis S.A., et al., Court of First Instance No. 10, Section 1, Leon, Spain, filed January 3, 2001.

                      HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of August 1, 2001, and describes certain developments in these cases since May 14, 2001. As discussed in Note 7. Contingencies, in 1998 PM Inc. and certain other United States tobacco product manufacturers entered into a Master Settlement Agreement (the "MSA") settling the health care cost recovery claims of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the United States Virgin Islands, American Samoa and the Northern Marianas. Settlement agreements settling similar claims had previously been entered into with the states of Mississippi, Florida, Texas and Minnesota. The Company believes that the claims in the city/county, taxpayer and certain of the other health care cost recovery actions listed below are released in whole or in part by the MSA or that recovery in any such actions should be subject to the offset provisions of the MSA.

City/County Cases

County of Cook v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997. In September 1999, the judge granted in part and denied in part defendants' motion to dismiss the complaint. Dismissed were plaintiff's claims for intentional/ negligent breach of special and general duty, performance of another's duty to the public, public nuisance and unjust enrichment/restitution. The counts remaining are for various violations of the Illinois Consumer Fraud Act, violations of the Illinois Antitrust Act, negligence per se and conspiracy. In February 2000, the court denied defendants' motion for summary judgment on the remaining claims. In October 2000, the court granted defendants' motion to dismiss all plaintiffs except

                                                                    Exhibit 99.1

Cook County. In December 2000, defendants filed a motion to dismiss the remaining counts in the complaint, and also to certify the court's denial of defendants' summary judgment motion for interlocutory appeal. In August 2001, the trial court granted defendants' motion for judgment on the pleadings and dismissed the case in its entirety.

City of St. Louis v. American Tobacco, et al., Circuit Court for the City of St. Louis, Missouri, filed November 23, 1998.

County of St. Louis v. American Tobacco, et al., Circuit Court for the City of St. Louis, Missouri, filed December 3, 1998. This case is currently stayed.

County of Wayne v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Michigan, filed December 7, 1999. In August 2000, following arguments on defendants' motion for judgment on the pleadings, the district court certified certain state law questions to the Michigan Supreme Court. The district court has stayed action in the case until defendants' motion is resolved.

County of McHenry, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed July 13, 2000.

Ament, et al. v. Thompson, et al., Circuit Court, Dane County, Wisconsin, filed April 28, 2000.

Lapean, et al., v. Thompson, et al., Circuit Court, Dane County, Wisconsin, filed April 28, 2000.

Corcoran, et al. v. Philip Morris Incorporated, et al., Court of Common Pleas, Scranton, Pennsylvania, filed May 25, 2001.

Department of Justice Case

The United States of America v. Philip Morris Incorporated, et al., United States District Court, Washington, D.C., filed September 22, 1999. See Note 7. Contingencies, for a discussion of this case.

International Cases

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997. In February 2001, the court granted certain of defendants' motion for summary judgment, and dismissed all of plaintiffs' claims except its claims related to the Marshall Islands Consumer Protection Act. In June 2001, the court entered a final judgment reflecting the parties' stipulation of dismissal, and plaintiff has appealed the trial court's February 2001 ruling.

The Republic of Panama v. The American Tobacco Company, Inc., United States District Court, District of Columbia, filed September 11, 1998. In July 2000, the United States Court of Appeals for the Fifth Circuit vacated the ruling by the United States District Court for the Eastern District of Louisiana that granted plaintiff's motion to remand the case to the Civil District Court, Orleans Parish, Louisiana. In November 2000, the case was transferred to the Multidistrict Litigation Proceeding pending before the United States District Court for the District of Columbia (see In re Tobacco/Government Health Care Cost Litigation (MDL No. 1279) (the "MDL Proceeding" discussed below)).

Kupat Holim Clalit v. Philip Morris Incorporated, et al., Jerusalem District Court, Israel, filed September 28, 1998.

The Republic of Bolivia v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 20, 1999. In February 1999, this case was removed to federal court by defendants and subsequently transferred on the court's own motion to the federal district court for the District of Columbia in March 1999. It is currently pending in the MDL Proceeding discussed below.

                                                                    Exhibit 99.1

The Republic of Venezuela v. Philip Morris Companies Inc., et al., Eleventh Judicial Circuit, Dade County, Florida, filed January 27, 1999. This case was removed to federal court by defendants in February 1999 and subsequently transferred to the MDL Proceeding discussed below. The court hearing the MDL Proceeding remanded the case to Florida state court in June 2000, and defendants have appealed.

The Caisse Primaire d'Assurance Maladie of Saint-Nazaires v. SEITA, et al., Civil Court of Saint-Nazaires, France, filed June 1999.

In re Tobacco/Governmental Health Care Costs Litigation (MDL No. 1279), United States District Court, District of Columbia, consolidated June 1999. In June 1999, the United States Judicial Panel on Multidistrict Litigation transferred foreign government health care cost recovery actions brought by Nicaragua, Venezuela, and Thailand to the District of Columbia for coordinated pretrial proceedings with two such actions brought by Bolivia and Guatemala already pending in that court. Subsequently, the resulting proceeding has also included filed cases brought by the following foreign governments: Ukraine, the Brazilian States of Espirito Santo, Goias, Mato Grosso do Sul, Para, Parana, Piaui, Rondonia and Tocantins, Panama, the Province of Ontario, Canada, Ecuador, the Russian Federation, Honduras, Tajikistan, Belize, the Kyrgyz Republic and 11 Brazilian cities. In December 1999, the district court dismissed the complaint filed by Guatemala; in March 2000, the court dismissed the complaints filed by Nicaragua and Ukraine; and in August 2000, the court dismissed the complaint filed by the Province of Ontario. Thailand's case was voluntarily dismissed. Guatemala, Nicaragua, Ukraine and the Province of Ontario have appealed to the United States Court of Appeal for the District of Columbia Circuit. In June and July 2000, the district court remanded the Venezuela, Goias, Ecuador and Espirito Santo actions to Florida state court and, defendants have appealed to the United States Court of Appeals for the District of Columbia Circuit. Subsequent to remand, the Ecuador case was voluntarily dismissed. In March 2001, the Kyrgyz Republic voluntarily dismissed its case. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the dismissal of the complaints filed by Guatemala, Nicaragua and Ukraine. At present, there are 23 cases pending in the MDL Proceeding.

The State of Rio de Janeiro of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., District Court, Angelina County, Texas, filed July 12, 1999.

The State of Goias of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed October 18, 1999. This case was removed to federal court by defendants in November 1999 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants have appealed.

Her Majesty the Queen in Right of Ontario, Canada v. Imperial Tobacco, et al., United States District Court, District of Columbia, filed March 1, 2000. In April 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case to the United States District Court for the District of Columbia and it was dismissed in August 2000. Plaintiffs have appealed the dismissal of the case.

The State of Sao Paulo of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Civil District Court, Parish of Orleans, Louisiana, filed February 9, 2000. In May 2001, the United States Court of Appeals for the Fifth Circuit vacated the district court's May 2000 ruling that granted plaintiffs' motion to remand the case to state court. Plaintiffs have petitioned for rehearing.

The State of Espirito Santo of the Federal Republic of Brazil v. Brooke Group, et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed February 20, 2000. This case was removed to federal court by

                                                                    Exhibit 99.1


defendants in April 2000 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants have appealed.

The State of Mato Grosso do Sul, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed July 19, 2000. In August 2000, this case was removed to federal court by defendants, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Russian Federation v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed on August 25, 2000. In September 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Republic of Honduras v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed October 5, 2000. In October 2000, this case was transferred to the MDL Proceeding discussed above where it is currently pending.

The State of Tocantins, Brazil v. The Brooke Group Ltd. Inc., et al., United States District Court, District of Columbia, filed October 24, 2000. In November 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The State of Piaui, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed December 13, 2000. In January 2001, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Republic of Tajikistan v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 22, 2001. In February 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada filed January 24, 2001.

The Republic of Belize v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed April 5, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Belford Roxo, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Belo Horizonte, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Caripicuiba, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

                                                                    Exhibit 99.1

City of Duque de Caxias, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Joao Pessoa, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Jundiai, Brazil v. Philip Morris Companies Inc., et al., United States District Court, United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Mage, Brazil v. Philip Morris Companies Inc., et al., United States District Court, United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Nilopolis-RJ, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Nova Iguacu, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Rio de Janiero, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of San Bernardo de Campo, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Para, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Parana, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Rondonia, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

Union Cases

Central Illinois Carpenters Health and Welfare Trust Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Third Judicial Circuit, Madison County, Illinois, filed May 30, 1997.

                                                                    Exhibit 99.1

Eastern States Health and Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, State of New York, filed July 28, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

Operating Engineers Local 12 Health and Welfare Trust Fund, et al. v. American Tobacco, Inc., et al., Superior Court, San Diego County, California, filed September 17, 1997. In March 2000, the court ruled that plaintiffs are not permitted to use California's unfair business practices statute to seek monetary damages for their claims. In April 2000, the plaintiffs voluntarily dismissed the remaining claims with prejudice and appealed certain trial court rulings to the state court of appeals.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, County of New York, New York, filed September 17, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

IBEW Local 25 Health and Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

IBEW Local 363 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, State of New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Operating Engineers Local 324 Health Care Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Wayne County, Michigan, filed December 30, 1997. In June 2001, plaintiffs voluntarily dismissed the case.

                                                                    Exhibit 99.1



National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed February 27, 1998. The named plaintiffs in this case are eight union trust funds. The district court denied plaintiffs' motion for class certification in September 2000. In October 2000, the plaintiffs petitioned the United States Court of Appeals for the Second Circuit for review of that order. The Second Circuit has not yet announced whether it will accept plaintiffs' petition for review. The district court has also ruled that plaintiffs may proceed to trial with the claims of only one union trust fund, which must be a New York based fund. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II)discussed below.) The district court has granted plaintiffs' motion to include their claims in Simon II and stayed this case pending the resolution of Simon II. In July 2001, the court further stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al. discussed below.

Service Employees International Union Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed March 19, 1998. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the portion of the district court's ruling that granted in part defendants' motion to dismiss and reversed the portion of the district court's ruling that denied in part defendants' motion. Plaintiffs filed a petition for rehearing with the appellate court, which was denied in July 2001.

S.E.I.U. Local 74 Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed June 22, 1998. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the portion of the district court's ruling that granted in part defendants' motion to dismiss and reversed the portion of the district court's ruling that denied in part defendants' motion. Plaintiffs filed a petition for rehearing with the appellate court, which was denied in July 2001.

Michael H. Holland, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed July 9, 1998. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the portion of the district court's ruling that granted in part defendants' motion to dismiss and reversed the portion of the district court's ruling that denied in part defendants' motion. Plaintiffs filed a petition for rehearing with the appellate court, which was denied in July 2001.

Sheet Metal Workers Trust Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed August 31, 1999. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the portion of the district court's ruling that granted in part defendants' motion to dismiss and reversed the portion of the district court's ruling that denied in part defendants' motion. Plaintiffs filed a petition for rehearing with the appellate court, which was denied in July 2001.

                                                                    Exhibit 99.1

Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 29, 1999. In June 2000, the court denied defendants' motion to dismiss the case. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In July 2001, the court stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc. et al. v. Philip Morris Incorporated, et al., discussed below.

Obra Social de Empleados de la Marina Mercante, et al. v. The American Tobacco Company, et al., Superior Court, Washington, D.C., filed March 8, 2000. In January 2001, the court granted defendants' motion to dismiss. Plaintiffs have appealed the dismissal.

Construction Laborers of Greater St. Louis Health and Welfare Fund, et al. v. Philip Morris Incorporated, et. al., Circuit Court, St. Louis, Missouri, filed January 19, 2001 (not yet served).

Obra Social del Personnal de la Industrial del Vestido, et al. v. American Tobacco, Superior Court District of Columbia, filed March 23, 2001.

Native American Cases

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Crow Creek Sioux, filed September 14, 1997. In January 2000, the court entered a stay of proceedings until August 2001.

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998. On December 1, 1999, the appellate court granted defendant's petition for interlocutory appeal from the trial court's order that granted in part and denied in part defendants' motion to dismiss the complaint. The trial and appellate courts have stayed proceedings in this case until there is a ruling on defendants' pending dismissal motion in Acoma Pueblo, et al. v. American Tobacco Company Co., et al. (discussed below).

Standing Rock Sioux Tribe v. American Tobacco Company, et al., Tribal Court of the Standing Rock Sioux Indian Reservation, North Dakota, filed May 8, 1998. In May 2000, the Standing Rock Sioux Supreme Court entered an order affirming the trial court's denial of defendants' motion to dismiss the complaint for lack of subject matter jurisdiction. The trial court has stayed proceedings in this case until there is a ruling on defendants' pending dismissal motion in Acoma Pueblo, et al. v. American Tobacco Company Co., et al. (discussed below).

Acoma Pueblo, et al. v. American Tobacco Co., et al., United States District Court, New Mexico, filed June 16, 1999. In July 2001, the court granted defendant's motion to dismiss the case without prejudice.

Navajo Nation v. Philip Morris Incorporated, et al., District Court, Window Rock, Arizona, filed August 11, 1999.

The Alabama Coushatta Tribe of Texas v. American Tobacco Co., et al., United States District Court, Eastern District, Texas, filed August 30, 2000.

                                                                    Exhibit 99.1

Insurer and Self-Insurer Cases

Group Health Plan, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed March 11, 1998. In June 2001, defendants moved for summary judgment on the issues of causation, injury, damages, and statute of limitations grounds. In July 2001, one plaintiff cross-moved for summary judgment on statute of limitations grounds.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998. In September 2000, the court severed the claims of one plaintiff, Empire Blue Cross and Blue Shield ("Empire"), from those of the other plaintiffs. Trial of Empire's claims commenced March 2001, and in June 2001, the jury returned a verdict in favor of Empire on two of its claims and awarded Empire up to approximately $17.8 million in compensatory damages, including $6.8 million against PM Inc., and no punitive damages. In June 2001, defendants moved for judgment as a matter of law under Federal Rule of Civil Procedure 50(b) and for entry of judgment as a matter of law under Federal Rule of Civil Procedure 54(b). In July 2001, plaintiff also moved for entry of judgment under Rule 54(b) and for treble damages. In July 2001, the court stayed the remaining Blue Cross plans' cases pending the outcome of Empire's appeal, and denied plaintiff's motion to treble the damage award.

Betriebskrankenkasse Aktiv, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 28, 2000. In April 2001, at the request of the parties, the court entered an indefinite stay of the proceedings.

Taxpayer Cases

State of Tennessee, et al., ex. rel. Beckom, et al. v. The American Tobacco Company, et al., Chancery Court, Monroe County, Tennessee, filed May 8, 1997. In April 2000, the United States Court of Appeals for the Sixth Circuit affirmed in part the ruling by the United States District Court for the Eastern District of Tennessee that plaintiffs lacked standing to pursue their federal claims. The Sixth Circuit was unable to determine whether any of plaintiffs' state law claims survived. As a result of the ruling the case was remanded to state court for additional proceedings. In August 2000, the state court entered an order dismissing all claims brought on the relation on the State of Tennessee and all plaintiffs' claims brought on behalf of Tennessee taxpayers. Since entry on that order, defendants moved for judgment on the pleadings. In September 2000, plaintiffs filed a motion for leave to amend their complaint.

Temple, et al. v. The State of Tennessee, et al., United States District Court, Middle District, Tennessee, filed February 7, 2000. Plaintiffs contend that defendant the State of Tennessee has no standing to recover the funds paid to it as compensation for the monies it has paid through its TennCare program for individuals allegedly injured by a smoking-related disease. Plaintiffs further seek a declaration that the MSA is unconstitutional. Plaintiffs' amended complaint also includes claims for class certification on behalf of Tennessee smokers.

Other Cases

Perry, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Tennessee, filed September 30, 1996. In April 2001, the court granted defendants' motion to dismiss the case, and plaintiffs have appealed.

Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed December 23, 1997. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District

                                                                    Exhibit 99.1

Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Association of Washington Public Hospital Districts, et al. v. Philip Morris Incorporated, United States District Court, Western District, Washington, filed March 17, 1999. In February 2001, the Court of Appeals for the Ninth Circuit affirmed the trial court's ruling decision dismissing the case. In March 2001, plaintiffs filed a petition for rehearing and suggestion for rehearing in banc, both of which were denied in April 2001. In July 2001, plaintiffs appealed to the United States Supreme Court.

A.O. Fox Memorial Hospital et al. v. The American Tobacco Company, et al., Supreme Court, Nassau County, New York, filed March 30, 2000.

                      CERTAIN OTHER TOBACCO-RELATED ACTIONS

The following lists certain other tobacco-related litigation pending against the Company and/or various subsidiaries and others as of August 1, 2001, and describes certain developments since May 14, 2001.

Asbestos Contribution Cases

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed September 15, 1997.

Raymark Industries, Inc. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Northern District, Atlanta Division, Georgia, filed September 15, 1997.

Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Superior Court, Alameda County, California, filed December 11, 1997.

Keene Creditors Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed December 19, 1997.

Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, New York, filed December 31, 1997. Trial in this case began in November 2000,and in January 2001, a mistrial was declared after the jurors were unable to reach a verdict. In June 2001, after plaintiff announced that it would not retry the case, the case was dismissed.

H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed December 31, 1997. In July 2001, the case was dismissed.

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed December 31, 1997.

Raymark Industries, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed January 30, 1998. In September 2000, a putative class action was filed in the United States District Court for the Eastern District of New York which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York.

                                                                    Exhibit 99.1

(See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In July 2001, the court stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc. et al. v. Philip Morris Incorporated, et al., discussed above.

Owens Corning v. R.J. Reynolds Tobacco Company, et al., Circuit Court, Fayette, Mississippi, filed August 30, 1998. In July 2001, the court granted defendants' motion for summary judgment dismissing the claims of the asbestos company plaintiff.

UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed March 15, 1999.

Asbestos Claims Management Corporation, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Combustion Engineering, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

T&N, Ltd., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Uniroyal Holdings, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

A.P. Green Industries, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

A.P. Green Services, Inc., et al. v. RJR Nabisco, Inc., et al., United States District Court, Southern District, Mississippi, filed December 29, 2000.

Asbestos Claims Management Corporation, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2000.

Combustion Engineering, Inc., et al., v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

T&N, Ltd., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

W.R. Grace & Co. Conn., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed April 24, 2001.

                                                                    Exhibit 99.1


Lights/Ultra Lights Cases

Gesser (formerly Cummis), et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Middlesex County, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, Inc. and Philip Morris Incorporated, Court of Common Pleas, Montgomery County, Pennsylvania, filed July 16, 1998.

Aspinall, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Suffolk County, Massachusetts, filed November 24, 1998.

McClure, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court, Davidson County, Tennessee, filed January 19, 1999.

Cocca, et al. v. Philip Morris Incorporated, Superior Court, Maricopa County, Arizona, filed May 13, 1999. In July 2001, the court denied plaintiff's motion for class certification.

Marrone, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Court of Common Pleas, Medina County, Ohio, filed November 8, 1999.

Miles, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Madison County, Illinois, filed February 10, 2000. Plaintiffs' motion for class certification was granted in February 2001. Trial is scheduled for May 2002.

Bauer, et al. v. Philip Morris Companies Inc., Circuit Court, City of St. Louis, Missouri, filed February 15, 2000.

Hines, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida, filed February 23, 2001.

Philipps, et al. v. Philip Morris Incorporated, et al., Court of Common Pleas, Medina County, Ohio, filed May 1, 2001.

Retail Leaders Case

R.J. Reynolds Tobacco Company, et al. v. Philip Morris Incorporated, United States District Court, Middle District, North Carolina, filed March 12, 1999.

Vending Machine Case

Lewis d/b/a B&H Vendors v. Philip Morris Incorporated, United States District Court, Middle District, Tennessee, filed February 3, 1999. In August 2001, the court granted PM Inc.'s motion for summary judgment and dismissed, with prejudice, the claims of ten plaintiffs whose cases had previously been set for trial in November 2000. The claims of the remaining plaintiffs have been stayed pending disposition of the ten claims previously scheduled for trial.


MSA-Related Cases

The following are cases in which plaintiffs have challenged the validity of the Master Settlement Agreement described in Note 7. Contingencies.

                                                                    Exhibit 99.1

Forces Action Project, LLC, et al. v. The State of California, et al., United States District Court, Northern District, California, filed January 23, 1999. In January 2000, the court granted defendants' motion to dismiss the complaint. Plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit.

A.D. Bedell Wholesale Co. v. Philip Morris Incorporated, et al., United States District Court, Western District, Pennsylvania, filed April 12, 1999. In March 2000, the court granted in part defendants' motion to dismiss the complaint. Thereafter, plaintiffs and Philip Morris stipulated to a dismissal without prejudice of the claim that had not been dismissed by the court and plaintiffs appealed. In June 2001, the United States Court of Appeals for the Third Circuit affirmed the district court's ruling.

A.D. Bedell Company, Inc. v. Philip Morris Incorporated, et al., Supreme Court, Cattaraugus County, New York, filed October 18, 1999. In November 1999, the court denied a motion to dismiss the complaint and denied a motion to vacate the temporary restraining order enjoining Philip Morris from refusing to sell products to plaintiff. Defendant filed an appeal from the court's denial of the motion to dismiss and the motion to vacate. In May 2000, the appellate court granted in part and denied in part defendants' motion to dismiss the case. The case has been stayed pending resolution of A.D. Bedell Wholesale Co. v. Philip Morris Incorporated, et al., discussed above.

Table Bluff Reservation (Wiyot Tribe), et al. v. Philip Morris Incorporated, et al., No. C99-02621-NHP, United States District Court, Northern District, California, filed June 2, 1999. .In July 2001, the United States Court of Appeals for the Ninth Circuit affirmed the district court's November 1999 dismissal of the case.

PTI, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, California, filed August 13, 1999. In May 2000, the Court dismissed the plaintiffs' claims.

Star Scientific Inc. v. Mark E. Earley, United States District Court, Eastern District, Virginia, filed December 15, 2000. Plaintiff, a cigarette manufacturer, filed a suit against the Commonwealth of Virginia challenging the constitutionality of the MSA and the legislation enacted to enforce it. The Company was not named as a defendant in the suit. In March 2001, the district court entered a final order dismissing the case on the grounds that plaintiff lacked standing to assert the constitutional challenges to the MSA and that the challenge of the qualifying statute failed to state a claim upon which relief can be granted, and plaintiff has appealed.

Tobacco Price Cases

Wholesalers, Other Direct Purchasers and Consumers/Smokers: The following are putative class actions filed by tobacco wholesalers/distributors and by smokers, alleging that defendants conspired to fix cigarette prices in violation of antitrust laws.

Buffalo Tobacco Products, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed February 8, 2000. In June 2000, the United States Judicial Panel on Multidistrict litigation transferred this case to the United States District Court, Northern District, Georgia. (See In Re: Cigarette Pricing Litigation, MDL No. 1342 discussed below.)

DelSeronne, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Wayne County, Michigan, filed February 8, 2000. Plaintiffs' motion for class certification is pending.

Greer, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco, California, filed February 9, 2000.

                                                                    Exhibit 99.1


Lennon v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed February 9, 2000.

Munoz, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco, California, filed February 9, 2000.

Smith, et al. v. Philip Morris Companies Inc., et al., District Court, Seward County, Kansas, filed February 9, 2000. Plaintiffs' motion for class certification is pending.

Withers, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Jefferson County, Tennessee, filed February 9, 2000. In July 2001, the case was dismissed.

Gray, M.D., et al. v. Philip Morris Companies Inc., et al., Superior Court, Pima County, Arizona, filed February 11, 2000. In March 2001, the trial court dismissed the case, and plaintiffs have appealed.

Brownstein, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Broward County, Florida, filed February 14, 2000.

Morse v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 14, 2000.

Ulan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 17, 2000.

Williamson Oil Company, Inc. v. Philip Morris Companies, et al., United States District Court, Northern District, Georgia, filed February 18, 2000.

Shafer v. Philip Morris Companies Inc., et al., District Court, Morton County, North Dakota, filed February 16, 2000.

Sullivan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

Teitler v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

Peirona v. Philip Morris Companies Inc., et al., Superior Court, San Francisco County, California, filed February 28, 2000.

Cusatis v. Philip Morris Companies Inc., et al., Circuit Court, Milwaukee County, Wisconsin, filed February 28, 2000.

Sand v. Philip Morris Companies Inc., et al., Superior Court, Los Angeles, California, filed February 28, 2000.

Amsterdam Tobacco Corp., et al. v. Philip Morris Companies et al., filed March 6, 2000. United States District Court, Northern District, Georgia. In June 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case from United States District Court, District of Columbia. (See In Re:
Cigarette Antitrust Litigation, MDL No. 1342 discussed below.)

Nierman v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 6, 2000.

                                                                    Exhibit 99.1

Sylvester v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 8, 2000.

I. Goldschlack v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed March 9, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re: Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Suwanee Swifty Stores, Inc., D.I.P. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 14, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Holiday Markets, Inc., et al. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 17, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Taylor, et al. v. Philip Morris Companies Inc., et al., Superior Court, Cumberland County, Maine, filed March 24, 2000.

Romero, et al. v. Philip Morris Companies Inc., et al., First Judicial District Court, Rio Arriba County, New Mexico, filed April 10, 2000.

Belch, et al. v. Philip Morris Companies Inc., et al., Superior Court, Alameda County, California, filed April 11, 2000.

Belmonte, et al. v. R. J. Reynolds, et al., Alameda County Superior Court, California, filed April 11, 2000.

Aguayo, et al. v. R.J. Reynolds, et al., Alameda County Superior Court, California, filed April 11, 2000.

Swanson, et al. (formerly Vetter, et al.) v. Philip Morris Companies Inc., et al., District Court, Hughes County, South Dakota, filed April 18, 2000.

Ludke, et al. v. Philip Morris Companies Inc., et al., District Court, Hennepin County, Minnesota, filed April 20, 2000. Plaintiffs' motion for class certification is pending.

Kissel, et al. (formerly Quickle, et al.) v. Philip Morris Companies Inc., et al., First Judicial Circuit Court, Ohio County, West Virginia, filed May 2, 2000.

Hartz Foods, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed May 10, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia (See In Re: Cigarette Antitrust Litigations MDL 1342 discussed below.)

Baker, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

Campe, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

                                                                    Exhibit 99.1


Barnes v. Philip Morris Companies Inc., et al., Superior Court, District of Columbia, filed May 18, 2000.

Lau, et al. v. R.J. Reynolds, et al., Alameda County Superior Court, California, filed May 25, 2000.

In Re: Cigarette Antitrust Litigation MDL 1342, Federal Multidistrict Litigation Panel, United States District Court, Northern District, Georgia, Atlanta Division, filed June 7, 2000. (Coordinated litigation of all federal cases.)

Philips, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed June 9, 2000.

Pooler/Unruh, et al. v. R.J. Reynolds, et al., Second Judicial District, Washoe County, Nevada, filed June 9, 2000.

Tobacco Growers' Case

DeLoach, et al. v. Philip Morris Incorporated et al., United States District Court, District of Columbia, filed February 16, 2000.

Cigarette Importation Cases

Department of Amazonas, et al. v. Philip Morris Companies Inc., et al., United States District Court, Eastern District New York, filed May 19, 2000. In January 2001, defendants moved to dismiss the complaint on the grounds of lack of standing, failure to join indispensable parties, and failure to state a claim upon which relief may be granted.

The Republic of Ecuador v. Philip Morris Incorporated, et al., United States District Court, Southern District, Florida, filed June 5, 2000. In July 2001, defendants moved to dismiss the complaint for failure to state a claim and failure to plead fraud with particularity. Plaintiff's remand motion is also pending.

The European Community v. RJR Nabisco, Inc., et al., United States District Court, Eastern District, New York, filed November 3, 2000. In January 2001, defendants moved to dismiss the complaint on the grounds of lack of standing, failure to join indispensable parties, and failure to state a claim upon which relief may be granted. In July 2001, the court granted defendants' motion based on lack of standing.

The Republic of Belize v. Philip Morris Companies Inc., et al., United States District Court, Southern District, Florida, filed May 8, 2001.

The Republic of Honduras v. Philip Morris Companies Inc., et al., United States District Court, Southern District, Florida, filed May 8, 2001.

The European Community, et al. v. RJR Nabisco, Inc. et al., United States District Court, Eastern District, New York, filed August 6,2001 (not yet served).

Consolidated Putative Punitive Damages Cases

Simon, et al. v. Philip Morris Incorporated, et al., (Simon II), United States District Court Eastern District New York, September 6, 2000. In November 2000, the court indicated that it intends to certify a class in this action which purports to consolidate punitive damages claims in the following ten actions:
Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Decie, et al. v. The


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


                                                                    Exhibit 99.1

American Tobacco Company, et al., United States District Court, Eastern District, New York; Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, New York; H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York and Raymark Industries, Inc.
v. The American Tobacco Company, et al., United States District Court, Eastern District, New York. The court heard argument on plaintiffs' motion for class certification in March 2001. In June 2001, the Falise case was dismissed. In July 2001, the H.K. Porter case was dismissed.

                              CERTAIN OTHER ACTIONS

The following lists certain other actions pending against subsidiaries of the Company and others as of August 1, 2001.

National Cheese Exchange Cases

Consolidated Action: (Servais, et al. v. Kraft Foods, Inc. and the National Cheese Exchange, Inc., Circuit Court, Dane County, Wisconsin, filed May 5, 1997; Dodson, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County, Wisconsin, filed July 1, 1997; Noll, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County, Wisconsin, filed July 11, 1997).

Vincent, et al. v. Kraft Foods, Inc., Circuit Court, Cook County, Illinois, filed October 27, 1997.

Knevelboard Dairies, et al. v. Kraft Foods, Inc., et al., United States District Court, Central District, California, filed April 14, 1998.

Environmental Matters

State of Missouri v. Kraft Foods, Inc., et al., Circuit Court, Missouri, filed March 14, 2000. In March 2000, the State of Missouri filed a civil enforcement action against Kraft Foods North America, Inc. (formerly, Kraft Foods, Inc.) and affiliated companies alleging that the defendants' practice from 1995 through 1999 of sending spent wiener casings to a farm site near Columbia, Missouri for recycling violated Missouri's solid waste and clean water laws. The state is seeking civil penalties and injunctive relief, including the removal of the spent casings from the farm site and disposal in a permitted solid waste facility. Kraft Foods North America, Inc. is currently involved in settlement discussions with the state.

In May 2001, the Attorney General for the State of Ohio notified Kraft Foods North America, Inc. that it may be subject to an enforcement action for alleged violations of the state's water pollution control law at a cottage cheese and sour cream production facility in Farmdale, Ohio. The Ohio Attorney General has alleged that this facility has exceeded its water permit effluent limits and violated its reporting requirements. The Attorney General has offered to attempt to negotiate a settlement of this matter, and Kraft Foods North America, Inc. has accepted the offer to do so.




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